FIRST PULASKI NATIONAL CORPORATION
                             PULASKI, TENNESSEE

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


           TO THE HOLDERS OF COMMON STOCK:

                Notice is hereby given that pursuant to call of its Directors, the regular annual meeting of the shareholders of First Pulaski National Corporation of Pulaski, Tennessee, will be held in the Cox and Curry Center of the First National Bank at 206 South First Street, Pulaski, Tennessee on Thursday, April 18, 1996, at 1:00 P.M. CDT for the purpose of considering and voting on the following matters:

                (1) The election as Directors of the twenty-six (26) persons named in the Proxy Statement dated March 29, 1996, and accompanying the notice of said meeting.

                (2)  To approve a Charter Amendment which
                     increases the authorized shares of common stock of the Corporation from 1,800,000 shares to 10,000,000 shares.

                (3)  Ratification of the selection of the
                     Certified Public Accounting Firm of Putman and Hancock, Certified Public Accountants, for professional services for the current year, and

                (4) Whatever other business that properly may be brought before the meeting or any adjournment or adjournments thereof.

                Only those shareholders of record at the close of business on March 15, 1996, shall be entitled to Notice of Meeting and to vote at the annual meeting or any adjournment thereof.

           By order of the Board of Directors



           /s/ Parmenas Cox           /s/ William R. Horne
           Parmenas Cox               William R. Horne
           Senior Chairman of         President
           the Board



           /s/ Robert M. Curry
           Robert M. Curry
           Chairman of the Board
           and Chief Executive Officer

                      FIRST PULASKI NATIONAL CORPORATION
                               PROXY STATEMENT


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the First Pulaski National Corporation (the "Corporation") to be voted at the annual meeting of the shareholders of the Corporation or any adjournment or adjournments thereof, to be held on April 18, 1996, at the time and place and for the purposes set forth in the accompanying notice. A proxy may be revoked by the shareholder at any time prior to its use by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date. This proxy statement and the accompanying form of proxy have been mailed on or about March 29, 1996, to holders of the Corporation's common stock as of March 15, 1996.

     The Corporation's principal executive office is located in the First National Bank Building at 206 South First Street, Pulaski, Tennessee, 38478.

     Proxies may be solicited by mail. All costs will be borne by the Corporation. The Corporation does not anticipate paying any compensation to any party other than its regular employees (and then only regular salaries plus expenses) for the solicitation of proxies.

     The shares represented by such proxies will be voted in accordance with the choices specified therein. If no choice has been specified, the shares will be voted for the election of the nominees named herein as directors; for the approval of a Charter Amendment which increases the authorized shares of common stock of the Corporation from 1,800,000 shares to 10,000,000 shares; and for the ratification of the selection of Putman and Hancock, Certified Public Accountants of Fayetteville, Tennessee, as the Corporation's independent auditor for the current year. The Board of Directors of the Corporation does not know of any other matters which will be presented for action at the meeting, but the persons named in the proxy (who are directors of the Corporation) intend to vote or act with respect to any other proposal which may be properly presented for action, according to their best judgment unless the proxy provides otherwise for the withholding of discretionary authority.

     As of March 15, 1996, the Corporation had outstanding 302,818 shares of its $1 par value common stock, held by 1,117 shareholders of record. Holders of the common stock are entitled to one vote for each share of common stock held on all matters to come before the meeting. Only shareholders of record at the close of business on March 15, 1996 are entitled to vote at the meeting or any adjournment thereof.

     The affirmative vote of a plurality of the votes cast is required for the election of the nominees as directors. The affirmative vote of a majority of the shares represented at the meeting is required for (i) approving a Charter Amendment which increases the authorized shares of common stock of the Corporation from 1,800,000 shares to 10,000,000 shares; and (ii) ratifying the selection of the independent auditors.

     "Abstentions" and "Non Votes" are counted as "present" in determining whether a quorum is present. A non vote occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.


                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning (i) persons who are the beneficial owners of more than 5% of the Corporation's common stock (its only class of voting securities) and (ii) the beneficial ownership of the Corporation's common stock by all directors and Executive Officers of the Corporation as a group (26 persons). Information concerning beneficial ownership of the Corporation's directors and nominees and executive officers of the Corporation is set forth in the table under the section of this Proxy Statement entitled "Election of Directors" (the "Directors' Table"). The information shown below and in the Directors' Table is as of March 15, 1996, and is based on the Corporation's stock records or the ownership data filed with the Securities and Exchange Commission.

------------------------------------------------------------------------
TITLE OF       NAME OF                  AMOUNT AND NATURE   PERCENT
CLASS          BENEFICIAL               OF BENEFICIAL       OF CLASS
               OWNER                    OWNER
------------------------------------------------------------------------
Common stock   First National Bank      19,842(1)            6.55
               of Pulaski, Tennessee
               Profit Sharing Plan

               All Directors and
               Executive Officers
               (26 persons)              82,411             27.21

(1) The First National Bank of Pulaski, Tennessee Profit Sharing Plan owns 19,842 shares of common stock. First Farmers and Merchants National
Bank of Columbia, Tennessee acts as the Trustee for the Profit Sharing
Plan and in such capacity has the authority to vote these shares of common stock.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

     The By-Laws of the Corporation currently state that the Board of Directors shall consist of not less than five (5) nor more than thirty-five (35) members.

     The persons herein named will be elected to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. Unless otherwise directed, it is the intention of the persons named in the proxy to vote the shares covered thereby for the nominees designated by the Board of Directors as listed below.

     The following table sets forth certain information concerning each person nominated for election as a director. Management of the Corporation believes that each of the individuals named below intends to vote their shares of common stock in favor of election of the nominees for director; approval of the Charter Amendment increasing the authorized shares of common stock of the Corporation from 1,800,000 shares to 10,000,000 shares; and ratification of the selection of Putman and Hancock, Certified Public Accountants as the Corporation's auditors. Except as otherwise indicated, management of the Corporation believes that each such person holds sole voting and investment power with respect to the number of shares of common stock indicated.

---------------------------------------------------------------------------
NOMINEES     AGE  SERVED    SHARES OF        % OF       PRINCIPAL
                  AS        COMMON STOCK     CLASS      OCCUPATION
                  DIRECTOR  BENEFICIALLY     OWNED      OR EMPLOYMENT
                  SINCE     OWNED AS                    FOR LAST FIVE
                            OF 3/15/96                  (5) YEARS
---------------------------------------------------------------------------
David E.     42    4/22/93     690(1)        0.23       President,
Bagley                                                  Bagley & Bagley
                                                        Ins., Inc.

Johnny       60   10/19/81   3,926(2)*       1.30       Owner, Davis
Bevill                                                  & Eslick Market

James K.     53    4/07/83   1,696(3)*       0.56       Owner, LairdLand
Blackburn, IV                                           Farm and Real
                                                        Estate Broker

Wade Boggs   32    4/20/95     182(4)        0.06       Owner, Wash Master
                                                        Car Wash and Boggs'
                                                        Properties

James H.     49    4/05/84     892(5)        0.29       Real Estate
Butler                                                  Agent, Butler
                                                        Realty

Thomas L.    64   10/19/81   4,513(6)*       1.49       President,
Cardin                                                  Cardin
                                                        Distributing Co.

Joyce F.     64    4/01/82   1,050(7)        0.35       Retired
Chaffin                                                 Vice-President,
                                                        First National Bank

Parmenas     84   10/19/81   3,209   *       1.06       Senior Chairman
Cox                                                     of the Board,
                                                        First National Bank

Robert M.    46   10/19/81   8,032(8)*       2.65       Chairman of the
Curry                                                   Board & CEO,
                                                        First National Bank

Gregory G.   46    4/22/93     816(9)        0.27       Dentist
Dugger

Joe          72   10/19/81   1,928(10)       0.64       Farmer, Dunavant &
Dunavant                                                Dunavant

Charles D.   41    4/22/93   2,870(11)       0.95       Physician
Haney

W. Gary      45    4/02/87   4,605(12)*      1.52       Vice-President,
Harrison                                                First National Bank

R. M.        92   10/19/81   3,036(13)       1.00       Vice-President,
Harwell                                                 Harwell Enterprises,
                                                        Inc.

Morris Ed    65    4/07/83   2,368(14)*      0.78       President, Harwell
Harwell                                                 Enterprises, Inc.

James Rand   59    4/07/83   2,170(15)       0.72       Owner,
Hayes                                                   Hayes Properties

William R.   48   10/19/81   6,116(16)*      2.02       President,
Horne                                                   First National Bank

Glen Lamar   49   10/19/81   5,634(17)*      1.86       Senior Vice-President
                                                        & Cashier,
                                                        First National Bank

D. Clayton   71   10/19/81  10,300(18)       3.40       Retired, Attorney at Law
Lee

Kenneth R.   66   10/19/81   2,318(19)       0.77       Retired, Superintendent
Lowry                                                   of Genesco
                                                        Pulaski, TN

Beatrice          10/19/81   3,241(20)       1.07       Real Estate
McElroy                                                 Investments

William A.   63    4/04/91     100(21)       0.03       Owner, McNairy's
McNairy                                                 Flowerama & Gifts
                                                        Farmer

W. Harwell   61   10/19/81   7,305(22)*      2.41       Physician
Murrey

Stephen F.   50   10/19/81   4,646(23)*      1.53       Attorney, Partner
Speer                                                   in Law Firm of Henry,
                                                        Henry, Stack,Garner
                                                        & Speer, P.C. and County
                                                        Attorney for Giles
                                                        County

W. E.        74   10/19/81   2,180(24)       0.72       Farmer
Walters

Bill Yancey  51    4/04/91     650(25)*      0.21       Farmer


(1) Includes 100 shares held jointly with wife, 40 shares held as trustee for two children, and 550 shares held by Prudential Securities, Inc. for benefit of David Bagley.

(2)  Includes 1,963 shares held by wife.

(3)  Includes 346 shares held by wife.

(4)  Includes 98 shares held with wife and 84 shares held with father.

(5) Includes 802 shares held jointly with wife and 90 shares held jointly with three children.

(6)  Includes 2,173 shares held as administrator for Cardin Distributing Company
     Profit Sharing Plan, 500 shares held by James Clarence Cardin Testamentary
     Trust, and 469 shares held by wife.

(7)  Includes 525 shares held by husband.

(8) Includes 1,556 shares held jointly with wife, 1,236 shares held jointly with two brothers as equal partners, and 126 shares held jointly with wife as Trustee for four children.

(9) Includes 20 shares held jointly with wife as Trustee for child and 333 shares held by FAMCO, a profit sharing plan for the employees of his dentistry practice.

(10) Includes 214 shares held jointly with wife.

(11) Includes 748 shares held jointly with wife, 60 shares held jointly with wife as Trustee for three children, and 2,062 shares held in trust for employees of Physicians and Surgeons, Inc.

(12) Includes 18 shares held by wife as Trustee for child, and 4,587 shares held jointly with wife.

(13) Includes 130 shares held by wife and does not include shares held by his son, Morris Ed Harwell.

(14) Includes 20 shares held by wife and does not include shares held by his father, R. M. Harwell.

(15) Includes 2,020 shares held jointly with wife.

(16) Includes 1,052 shares held jointly with wife.

(17) Includes 4,588 shares held jointly with wife and 188 shares held as custodian for two children.

(18) Includes 5,618 shares held by wife.

(19) Includes 690 shares held jointly with wife.

(20) Includes 108 shares held by husband, 210 shares held jointly with husband, 332 shares held jointly with two children and 528 shares held as Trustee for two children.

(21) Held jointly with wife.

(22) Includes 2,062 shares held in trust for employees of Physicians & Surgeons, Inc., and 3,500 shares held by wife.

(23) Includes 72 shares held by Henry, Henry, Stack, Garner & Speer, P.C.
     Retirement Plan.

(24) Includes 218 shares held by wife and 348 shares held jointly with wife.

(25) Held jointly with wife.

 *   Serves on the Board of Directors of First National Bank of Pulaski,
     Tennessee.

     The By-Laws of the Corporation restrict nomination of persons to serve as directors as follows:

     Any stockholder who intends to nominate or cause to be nominated any candidate for election to the Board of Directors, other than those made by or at the direction of the Board of Directors, shall make such intention known by timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation within the time periods set forth in Rule 14a-8(a)(3) enacted pursuant to the Securities Exchange Act of 1934, as amended. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. Any nominations for directors not in accordance with this requirement may be disregarded by the Chairman of the meeting, and upon instruction by the Chairman, votes cast for each such nominee shall be disregarded.

     Unless directed otherwise by the shareholders, the enclosed proxy will be voted for the election of the nominees for Directors listed. Management of the Corporation has no reason to believe at this time that the persons so nominated will be unable or will decline to serve if elected. As set forth in the By-Laws of the Corporation, the President is authorized to vote shares held by the Corporation in other corporations and in said capacity the President of the Corporation will elect the Board of Directors of First National Bank, the Corporation's wholly owned subsidiary.


                    DESCRIPTION OF THE BOARD & COMMITTEES

     The Corporation does not have a standing audit, nominating or compensation committee. Because the Corporation is a one-bank holding company, decisions regarding audit, nomination of executive officers and the compensation of executive officers are made by the Audit or Compensation and Nominations Committees of the Board of Directors of First National Bank of Pulaski, as appropriate, subject to the approval of the Board of Directors of the Bank and of the Board of Directors of the Corporation as a whole. The Board of Directors of the Corporation holds regular meetings every quarter and special meetings as called. During the fiscal year ended December 31, 1995 the Board of Directors held four (4) regular meetings, one meeting held after the annual shareholders meeting and two (2) special meetings. The Board of Directors has three (3) standing committees, (1) one which administers the First Pulaski National Corporation 1987 Stock Option Plan, (2) one which administers First Pulaski National Corporation 1994 Employee Stock Purchase Plan, and (3) a committee to administer the First Pulaski National Corporation 1994 Stock Option Plan for outside directors. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors held during 1995 with the exception of
R. M. Harwell, who was unable to attend any meetings during the year.
All of the Directors who serve on the Board of Directors of the Corporation's subsidiary, First National Bank of Pulaski, also serve on the Corporation's Board of Directors.


                            EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid or accrued by the Corporation during the fiscal years 1995, 1994 and 1993 for (i) the Chief Executive Officer of the Corporation and (ii) the President of the Corporation (collectively, the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

NAME AND            FISCAL      ANNUAL COMPENSATION         ALL OTHER
PRINCIPAL POSITION  YEAR       SALARY           BONUS      COMPENSATION1
-------------------------------------------------------------------------
Robert M. Curry     1995      $102,708       $      0       $ 16,749
 Chief Executive    1994      $102,708       $  3,989       $ 17,186
 Officer of the     1993      $ 96,712       $  1,871       $ 15,801
 Corporation

William R. Horne    1995      $102,708       $      0       $ 16,755
 President of the   1994      $102,708       $  3,996       $ 17,338
 Corporation        1993      $ 96,712       $  1,879       $ 16,164

__________________________
1    Represents (i) Corporation contributions to a defined contribution plan in the amount of $15,110, $15,682 and $14,463 for Mr. Curry in fiscal 1995, 1994 and 1993, respectively, and $15,181, $15,753 and $14,563 for Mr. Horne in fiscal
1995, 1994 and 1993, respectively; (ii) premiums paid by the Corporation with respect to life insurance policies on the life of the Named Executive Officers payable to beneficiaries designated by the Named Executive Officers of $1,410,
$1,406 and $1,266 in fiscal 1995, 1994 and 1993, respectively, for Mr. Curry and
$1,574, $1,570 and $1,529 in fiscal 1995, 1994 and 1993, respectively, for Mr.
Horne; and (iii) interest paid by the Bank (for which the Named Executive
Officers serve as Executive Officers) on loans to the Named Executive Officers arranged by the Bank, the proceeds of which were used to purchase Common Stock of the Corporation, in the amount of $229, $98 and $72 in fiscal 1995, 1994 and
1993, respectively for Mr. Curry and $0, $15 and $72 in fiscal 1995, 1994 and
1993, respectively for Mr. Horne.

                         BOARD COMPENSATION COMMITTEE

     The Corporation does not have a compensation committee. Because the President and the Chairman and Chief Executive Officer of the company are employees of the subsidiary, First National Bank of Pulaski, matters of executive compensation, including bonuses, are determined by the Compensation and Nominations Committee of the Board of Directors of the Bank, subject to the approval of the Board of Directors of the Bank and of the Board of Directors of the Corporation. The Compensation and Nominations Committee of the Bank routinely reviews compensation surveys conducted by Sheshunoff Information Services and by other providers of peer group data. Decisions regarding the compensation of the Bank's executive officers are made in view of these sources of information, with the intention to compensate the Corporation's executives, including the Chief Executive Officer, in an amount that is comparable to other financial institutions of similar size that are located in similar markets. In making compensation decisions, the Committee will also consider the financial performance of the Corporation.


The Board of Directors of First Pulaski National Corporation

                      COMPENSATION COMMITTEE INTERLOCKS
                          AND INSIDER PARTICIPATION

     During fiscal 1995, the Nominations and Compensation Committee of the Bank was comprised of Messrs. Bevill, Cardin and Murrey. None of these persons has at any time been an officer or employee of the Company or its subsidiary. In addition, there are no relationships among the Company's executive officers, members of the Nominations and Compensation Committee of the Bank or entities whose executives serve on the Board of Directors or the Nominations and Compensation Committee of the Bank that require disclosure under applicable SEC regulations.






               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     Set forth below is a graph comparing the annual change in the cumulative total shareholder return on the Corporation's common stock against the cumulative total return of the S & P Composite-500 Stock Index and The Carson Medlin Company's Independent Bank Index for the period of five years beginning December 31, 1990 and ending December 31, 1995.




     A line graph displaying the contents of the table below will be mailed to our stockholders.

     The cumulative total return reflected in the graph assumes that the value of the investment in the Corporation's common stock and each index was $100 on December 31, 1990 and that all dividends were reinvested. The actual cumulative total return values are shown below.

               VALUE OF $100 INVESTED ON DECEMBER 31, 1990 AT:

                                             1991 1992 1993 1994 1995
     First Pulaski National Corporation       117  163  217  228  258
     Independent Bank Index                   111  152  188  225  299
     S & P Composite-500 Stock Index          131  141  155  157  215

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the Corporation's officers and directors are at present, as in the past, customers of the Bank, and some of the Corporation's officers and directors are directors and officers of corporations or members of partnerships that are customers of the Bank. As such customers, they had transactions in the ordinary course of business in 1995 with the Bank, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present any other unfavorable features.

     Director Stephen F. Speer and other members of the law firm of Henry, Henry, Stack, Garner & Speer, P.C. rendered legal services to the Corporation and its subsidiaries during the year 1995 and received aggregate compensation of less than $25,000.00.


                            DIRECTOR COMPENSATION

     The Directors of the Corporation are compensated at the rate of $300.00, for each Directors meeting attended. Those Directors of the Corporation who serve on the Board of Directors of the First National Bank of Pulaski, Tennessee also serve on the Executive and Loan Committee for the Bank and are compensated at the rate of $225.00 per Directors meeting and Executive and Loan Committee meeting. Additionally, Directors who serve on the Audit Committee of First National Bank of Pulaski receive $100.00 per meeting. All other Directors who serve on other committees for the Bank receive $50.00 per meeting. Inside Directors (Bank employees) only receive Director fees for regular Board of Director meetings and Executive and Loan Committee meetings.


                                PROPOSAL NO. 2
                              CHARTER AMENDMENT

     At its meeting on March 12, 1996, the Board of Directors of the

Corporation unanimously approved an Amendment to the Corporation's Charter and it is recommended that the Corporation's shareholders approve that Amendment. The proposed Amendment would amend Article IX of the Corporation's Charter to increase the maximum number of shares of common stock which the Corporation is authorized to issue from 1,800,000 shares to 10,000,000 shares. The text of the proposed Amendment to Article IX is as follows:


     The maximum number of shares which the Corporation shall have the authority to issue is 10,000,000 shares, having a par value of $1.00 per share. All stock not having any preemptive rights.


     The following description of the proposed Amendment is qualified in its entirety with reference to the foregoing text of the Amendment.

     As of March 15, 1996, the Corporation had 302,818 shares of common stock outstanding and 1,497,182 shares of authorized but unissued common stock.

     If the Amendment is approved, additional authorized shares of common stock will be available for issuance at the discretion of the Board of Directors without further shareholder approval (subject to Tennessee
Law), and without the delay and expense incident to the holding of a special meeting of shareholders to consider any specific issuance. The Board of Directors believes that it is in the best interest of the Corporation to have more common stock authorized in order to have flexibility to take advantage of corporate opportunities that may arise in the future, including, but not limited to, a split of or a dividend on the outstanding shares, the raising of additional capital through the issuance of common stock or convertible debt, possible acquisitions by the Corporation, or the providing of shares for employee compensation or benefit plans, the Stock Option Plan for Outside Directors and the Employee Stock Purchase Plan. The Board of Directors currently has no present plans, arrangements, commitments or understandings concerning issuance of the shares of common stock to be authorized other than pursuant to existing employee benefit plans, the Stock Option Plan for Outside Directors and the Employee Stock Purchase Plan, and other than a 5-for-1 split to be effected in the form of a 400% stock dividend which will be effective on July 1, 1996, provided this proposed Charter Amendment is approved.

     The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares presently outstanding. Holders of shares of common stock do not presently have preemptive rights and will not have any such rights for the additional shares of common stock proposed to be authorized.

     Any issuance of additional authorized shares could result in the dilution of each existing shareholder's voting power and could, depending upon a variety of factors, have the effect of diluting the earnings per share or book value per share of outstanding shares of common stock.

     Although the Board of Directors would issue the additional shares of common stock to be authorized only when it considers such issuance to be in the best interest of the Corporation, in the event of a potential acquisition of the Corporation, shares of common stock could be issued with the effect of diluting the ownership interest of a potential acquiror or increasing the number of shares of common stock held by interests who might side with the Board of Directors opposing such acquisition. In this way, the proposed increase and authorized shares of common stock might be used by incumbent management to make a change in control of the Corporation more difficult, although the Board of Directors has no present intention to issue shares of common stock for this reason.

     The affirmative vote of the holders of a majority of the Corporation's common stock present and entitled to a vote at the Annual Meeting is required to adopt the proposed Charter Amendment.

     The Board of Directors of the Corporation recommends a vote "FOR" the proposed Charter Amendment increasing the authorized shares of common stock to 10,000,000.

                                PROPOSAL NO. 3
                    RATIFICATION OF SELECTION OF AUDITORS

     The Corporation has appointed, subject to the ratification of the shareholders, the firm of Putman and Hancock, Certified Public Accountants, of Fayetteville, Tennessee, as the independent audit firm of the Corporation for the year ending December 31, 1996. James M. Putman, or his associates, have been the Corporation's auditor since 1981 and the Board of Directors considers the firm of Putman and Hancock to be well qualified. A representative of Putman and Hancock is expected to attend the shareholder's meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders.

      Putman and Hancock in 1995 provided the following audit services: examination of financial statements of the Corporation, its subsidiaries and related entities, including those in the Annual Report to Sharehold-ers and in reports filed with the Securities and Exchange Commission and others and limited reviews of the Corporation's interim financial state-ments.

     The management of the Corporation recommends a vote FOR ratification of the selection of Putman and Hancock, Certified Public Accountants, as independent audit firm. Proxies solicited by management will be so voted unless shareholders specify a contrary choice in their proxies.

                           SHAREHOLDERS' PROPOSALS

     In order for any proposals by shareholders to be included in the 1996 proxy materials and to be considered at the 1997 annual meeting, all such proposals intended for presentation at the 1997 annual meeting must be mailed to Glen Lamar, Corporate Secretary, First Pulaski National Corporation, 206 South First Street, Pulaski, Tennessee 38478, and must be received no later than November 29, 1996.


                         ANNUAL REPORT AND FORM 10-K

     The annual report of the Corporation to its shareholders for the calendar year 1995 is being delivered with this proxy statement.

     Copies of the Corporation's Annual Report to the Securities and Exchange Commission (Form 10-K) will be mailed to Shareholders without charge, upon written request made to: Glen Lamar, First Pulaski National Corporation, 206 South First Street, Pulaski, Tennessee, 38478.


By the order of the Board of Directors


This the 29th day of March, 1996.


/s/ Parmenas Cox                    /s/ Robert M. Curry
____________________________        _________________________________
Parmenas Cox                        Robert M. Curry
Senior Chairman of                  Chairman of the Board & CEO
the Board


/s/ William R. Horne
____________________________
William R. Horne
President

                       FIRST PULASKI NATIONAL CORPORATION
                               PULASKI, TENNESSEE

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 18, 1996 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

                             PLEASE SIGN AND RETURN

     Know all men by these presents that I, the undersigned shareholder of the First Pulaski National Corporation, do hereby nominate, constitute and appoint Stephen F. Speer and D. Clayton Lee, or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead to vote all the Common Stock of said Corporation standing in my name on its books on March 15, 1996, at the annual meeting of its shareholders to be held at the First National Bank Building, 206 South First Street, Pulaski, Tennessee 38478, on Thursday, April 18, 1996, at 1:00 P.M., CDT or any adjournment or adjournments thereof, with all power the undersigned would possess if personally present as follows:

     (1) Election as Directors of the twenty-six (26) persons listed below:

FOR   [  ]                               AGAINST  [  ]
all nominees listed except as marked        all nominees listed below
to the contrary below.  No mark
through will be indicated as a
vote for the named individual.

David E. Bagley              Gregory G. Dugger        D. Clayton Lee
Johnny Bevill                Joe Dunavant             Kenneth R. Lowry
James K. Blackburn, IV       Charles D. Haney         Beatrice J. McElroy
Wade Boggs                   W. Gary Harrison         William A. McNairy
James H. Butler              R. M. Harwell            W. Harwell Murrey
Thomas L. Cardin             Morris Ed Harwell        Stephen F. Speer
Joyce F. Chaffin             James Rand Hayes         W. E. Walters
Parmenas Cox                 William R. Horne         Bill Yancey
Robert M. Curry              Glen Lamar

     IF YOU DESIRE TO VOTE AGAINST ANY ONE OR ALL OF THE INDIVIDUALS LISTED ABOVE, SIMPLY STRIKE THROUGH HIS OR HER NAME.

     (2) To approve a Charter Amendment which increases the authorized shares from 1,800,000 to 10,000,000.
         [  ]  FOR               [   ] AGAINST           [  ]  ABSTAIN

     (3) Ratification of the selection of Putman and Hancock, Certified Public Accountants, for professional services for the current year:
         [  ]  FOR               [   ] AGAINST           [  ]  ABSTAIN

     (4) Whatever other business may be brought before the meeting or any adjournment or adjournments thereof. Management at present knows of no other business to be presented at the meeting.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED ABOVE UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT UNLESS OTHERWISE INDICATED BELOW.

     TO WITHHOLD DISCRETIONARY AUTHORITY TO VOTE ON OTHER MATTERS AT ANNUAL
MEETING.   CHECK BLOCK.    [  ]

     The management recommends a vote of "FOR" each of the listed propositions. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

     IN WITNESS WHEREOF, I have hereunto set my hand this the _____ day of ________________________, 1996.

Number of shares:________

                              _______________________________________

                              _______________________________________
                              Signature of Shareholder(s), including
                              title when signing as attorney, executor administrator, trustee, guardian or corporate officer. All co-owners must sign.